ALEXANDER M. DONALDSON

adonaldson@wyrick.com

March 20, 2008

VIA EDGAR

Division of Corporation Finance

U.S. Securities and Exchange Commission

100 F Street N.E.

Washington, DC 20549

Attn: Dieter King (Mail Stop 7010)

Re:	Waste Industries USA, Inc.
Amended Schedule 13E-3
Filed March 3, 2008 by the Filing Persons
File No. 005-78051

Revised Preliminary Proxy Statement on Schedule 14A
Filed March 3, 2008
File No. 000-31050

Dear Mr. King:

We write this letter on behalf of our client Waste Industries USA, Inc. and the other individuals and entities who have executed and filed the Schedule 13E-3 cited above (each a “Filing Person”) in response to the comments of the Staff of the Securities and Exchange Commission with respect to the above-captioned filings, as set forth in the Staff’s letter dated March 13, 2008. Our responses below are numbered to correspond to the numbered comments in the Staff’s letter, which are repeated below in italics.

Amended Schedule 13E-3

1.	We have carefully considered your response to comment 1 in our letter dated February 22, 2008. Based on the information contained in your response and

Division of Corporate Finance

March 20, 2008

the filings, we believe that Goldman Sachs and Macquarie should be added to the Schedule 13E-3 as filing persons.

As you know, Rule 13e-3(d) provides in relevant part that an affiliate of an issuer engaging in a Rule 13e-3 transaction must file a Schedule 13E-3 with the Commission. Please note that when management is essentially on both sides of the transaction, otherwise unaffiliated purchasers with whom management is acting as a co-purchaser will be deemed to be affiliates and must file a Schedule 13E-3. Please see Section II.D.3 of the Division of Corporation Finance “Current Issues and Rulemaking Projects” outline, dated November 14, 2000.

By joining with the Poole/Perry Investors, who you acknowledge are affiliates of Waste Industries, we believe that Goldman Sachs and Macquarie have entered into a control relationship and for purposes of the going private transaction in which they are engaged have become affiliates of Waste Industries. In this regard, we note and deem particularly significant the following aspects, among others, of the existing business relationship among Goldman Sachs, Macquarie and the Poole/Perry Investors:

•

The October 22, 2007 support agreement among the Poole/Perry Investors and affiliates of Goldman Sachs and Macquarie and its attendant obligations, which restricts the freedom of action of the Poole/Perry Investors and can continue for up to 18 months;

•	Parent and Merger Sub have been organized by the combination of the Poole/Perry Investors, Goldman Sachs and Macquarie;

•	Goldman Sachs and Macquarie together indirectly own approximately 49% of the acquisition vehicle and will own a similar percentage of Waste Industries following the completion of the merger; and

•	The special post-acquisition governance rights of Goldman Sachs and Macquarie.

In your next amendment to your Schedule 13E-3, please include all of the information required by Schedule 13E-3 and its instructions for all filing persons, including those added in response to this comment. In addition, please be sure that each new filer signs the Schedule 13E-3.

The Schedule 13E-3 has been revised to include Goldman Sachs and Macquarie and certain of their affiliates.

Division of Corporate Finance

March 20, 2008

Revised Proxy Statement

Special Factors, page 6

Background of the Merger, page 6

2.	We note your responses to comments 13 and 15 in our letter dated February 22, 2008. On a supplemental basis, please provide the staff with any written materials regarding the referenced presentations.

As requested, hard copies of the following documents are being filed supplementally under separate cover of a letter dated today for delivery by overnight courier:

•	Presentation of Bank of America, dated March 8, 2005;
•	Presentation of Bank of America, dated May 4, 2005;
•	Presentation of Bank of America, dated June 2, 2005;
•	Presentation of Bank of America, dated August 5, 2005;
•	Presentation of Bank of America, dated November 14, 2006; and
•	Presentation of Professor Mark D. Walker (undated), delivered to the board of directors of Waste Industries on August 9, 2006.

Pursuant to Rule 83, we respectfully request that each document in its entirety be treated confidentially. Pursuant to Rule 12b-4, we respectfully request that each document be returned to the undersigned upon the Staff’s completion of its review of the documents. A separate letter making these requests is being filed simultaneously.

Recommendations of the Special Committee... page 14

The Special Committee, page 14

3.	Please clarify what you mean by the term “internalization rate,” which appears in the bulleted list of risks and uncertainties associated with the “stay the course” approach described on page 18.

An explanation of the internalization rate has been added on page 18 as requested.

Fees Payable to and Prior Transaction with JPMorgan, page 25

4.

We note your response to comment 34 in our letter dated February 22, 2008. As discussed above, we believe that Goldman Sachs and Macquarie should be added to the Schedule 13E-3 as filing persons. Accordingly, please disclose the dollar amount of fees received or to be received by JPMorgan for services rendered to

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March 20, 2008

members or affiliates of the Investor Group-including Goldman Sachs and Macquarie-during the last two years.

The fees paid to JPMorgan have been added on page 26 as requested.

Effects of the Merger on Waste Industries Net Book Value and Net Income, page 39

5.	We note your response to comment 43 in our letter dated February 22, 2008. Instruction 3 to Item 1013 of Regulation M-A requires each affiliate’s interest in the net book value and net earnings in terms of both percentages and dollar amounts. Please revise your tabular disclosure on page 30 to include the dollar amount of each affiliate’s interest in the net book value of Waste Industries.

The dollar amounts have been added to the table on page 40 as requested.

Material United States Federal Income Tax Considerations, page 43

6.	We note your response to comment 45 in our letter dated February 22, 2008. Among other things, Item 1013(d) of Regulation M-A requires a description of the federal tax consequences of the Rule 13e-3 transaction to Waste Industries, its affiliates and the unaffiliated security holders. By its terms, this requirement is not limited to the consequences to the unaffiliated security holders. Accordingly, please expand your disclosure to address the tax consequences to each filing person.

A discussion of the material federal tax consequences to Waste Industries and its affiliates has been added at page 44 as requested.

* * * * * * * * *

In addition to the above-referenced revisions, we have updated information on pages throughout the proxy statement.

As requested, please be advised that each of the Filing Persons hereby acknowledges that:

•	each of the Filing Persons is responsible for the adequacy and accuracy of the disclosure in the filings;
•	staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filings; and
•	the Filing Persons may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Division of Corporate Finance

March 20, 2008

The Filing Persons respectfully submit that the foregoing amendments to the preliminary proxy statement and the Schedule 13E-3 are appropriately responsive to the comments of the Staff. If the Staff has any further comments, please direct them to the undersigned.

Sincerely,

Alexander M. Donaldson

cc:	Mr. D. Stephen Grissom
Mark Mendoza, Esq.
Murray Goldfarb, Esq.
Lee Lloyd, Esq.